PACIFIC SELECT FUND
SUPPLEMENT DATED JULY 17, 2006
TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2006

This supplement revises the Pacific Select Fund (fund) prospectus effective July 17, 2006 unless another date is specified below. This supplement must be preceded or accompanied by the fund prospectus dated May 1, 2006. Remember to review the prospectus for other important information.

The ABOUT THE PORTFOLIO MANAGERS — Mercury Advisors section is amended to add the following:

Fund Asset Management, L.P. doing business as Mercury Advisors (FAM) is currently a portfolio manager to the fund. Merrill Lynch & Co., Inc. (Merrill Lynch) has agreed to combine the investment management business including FAM with BlackRock, Inc. to create a new independent company (the Transaction). As a result of the Transaction, BlackRock Investment Management, LLC (BlackRock) will become the new portfolio manager to the Equity Index and Small-Cap Index Portfolios (the Portfolios) of the fund. The Transaction will result in an “assignment” under the Investment Company Act of 1940, as amended, thus resulting in a termination of the current portfolio management agreement dated December 15, 1999, as amended (Current Portfolio Management Agreement), among FAM, the fund, and Pacific Life Insurance Company (Investment Adviser). Generally, an assignment requires shareholder approval of a new advisory agreement; however, under an exemptive order from the Securities and Exchange Commission, Pacific Life and the fund can hire, terminate and replace the portfolio managers (except, as a general matter, portfolio managers affiliated with Pacific Life) without shareholder approval.

Accordingly, the fund’s board has approved BlackRock to serve as the new portfolio manager to the fund and the Portfolios and has approved a new portfolio management agreement among the fund, Investment Adviser and BlackRock (New Portfolio Management Agreement) effective upon consummation of the Transaction. In approving the New Portfolio Management Agreement, the fund’s board considered among other things that: (i) no changes are expected in the personnel and day-to-day operations of the area responsible for management of the Portfolios, (ii) no changes are expected in the management of the portfolios, (iii) no changes are expected in the advisory or portfolio management fee schedules, and (iv) the Investment Adviser recommended that BlackRock serve as a the new portfolio manager to the fund. The Transaction is expected to close in the third quarter of 2006 pending the requisite regulatory approvals.

Pacific Select Fund

Supplement dated July 17, 2006 to the
Statement of Additional Information
dated May 1, 2006

      This supplement revises the Pacific Select Fund (“fund”) Statement of Additional Information (“SAI”). The changes within this supplement are currently in effect unless otherwise noted. This supplement must be preceded or accompanied by the fund’s SAI dated May 1, 2006. Remember to review the SAI for other important information.

The second paragraph under SECURITIES AND INVESTMENT TECHNIQUES—Borrowing is deleted in its entirety and the section under Loans of Portfolio Securities is replaced with the following:

      For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. For purposes of determining compliance with the 33 1/3%, total assets may include the value of the collateral. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. Currently, the Fund has authorized State Street Bank & Trust Company (the “Lending Agent”) to engage in securities lending. In determining whether to lend securities, the Lending Agent considers all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. The Portfolio may recall securities if the Manager wishes to vote on matters put before shareholders.

      The following is added after the first sentence of the first paragraph under the Investments in Other Investment Company Securities subsection: These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds.

Under ORGANIZATION AND MANAGEMENT OF THE FUND, the following changes are made:

      Under the subsection Management Information, the following is added after the information on James T. Morris unless otherwise noted:

I. Interested Persons

Number
of Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Mary Ann Brown Year of birth 1951	Executive Vice President since 6/20/06	Executive Vice President of Pacific Funds (6/06 to present); Senior Vice President of Pacific Life (5/06 to present); Trustee, Pacific Life Employees Retirement Plan of Pacific Life (9/05 to present); Senior Vice President Finance and Product Development, Life Insurance Division,	54

Number
of Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Pacific Life (3/05 to 5/06); Current and Prior Board Member and Vice Chairman National Association of Variable Annuities (NAVA) (8/01 to present); Chairman of NAVA (7/04 to 10/05); Senior Vice President, Finance, New York Life Insurance Company (7/03 to 11/03); MetLife, Inc. (12/98 to 6/03), SVP and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, CEO and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman/CEO of Exeter Reinsurance Company, Ltd. and Chairman/CEO of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President/Chief Actuary, MetLife, Inc. (7/02 to 6/03).

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President of Pacific Funds (6/06 to present); Vice President (04/05 to present), Assistant Vice President (04/00-04/05) of Pacific Life; Director (05/98 to 04/00), Senior Product Consultant (04/97 to 05/98), Product Consultant (04/94 to 04/97) Senior Product Analyst (08/93 to 04/94), Institutional Product Division of Pacific Life; Planning Analyst (04/92 to 08/93), Planning Specialist (08/90 to 04/92), Corporate Finance Analyst (90 to 93), Pacific Life; Chartered Financial Analyst.	54

Form No.	15-27378-00

PSFSAI706
85-27379-00